Exhibit 31.3
CERTIFICATION PURSUANT TO
RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Dustin Moskovitz, certify that:
1.    I have reviewed this Form 10-K/A of Asana, Inc.;
2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 12, 2021	By:	/s/ Dustin Moskovitz
Dustin Moskovitz
President and Chief Executive Officer